--------------------------------------------------------------------------------

October 15, 1995

DEAR FUND SHAREHOLDER,

    We are pleased to present you with the audited financial statements of The Czech Republic Fund, Inc. (the "Fund") for the period ending August 31, 1995.

    As you know, the Fund was established to provide investors with the opportunity to participate in the rapid transformation of the Czech Republic and ongoing development of Czech industry. In our opinion, over the last year we have accomplished this goal by being broadly invested in more than 15 of the key sectors in the Czech economy as well as by participating in both the first and second waves of privatization.

    During much of the past year, the Czech market experienced periods of significant decline. Between the Fund's inception on September 30, 1994 and August 31, 1995, the PX-50, the local market index of the top 50 capitalized companies on the Prague Stock Exchange, declined by 36.3% in U.S. dollar terms. After languishing for several months, the Czech market reached a bottom on June 29, 1995. From June 30 through August 31, renewed interest from both foreign and local investors has in part sparked an increase in the market of 9.6% in U.S. dollar terms. Despite the volatility of the Czech market, the Fund's net asset value has performed well, depreciating by only 3.8% from September 30, 1994 to August 31, 1995.

    The macroeconomic picture continues to appear strong in the Czech Republic. GDP has been positive thus far for 1995, estimated at 4.5% for the year, inflation has remained in the 9% - 10% range and unemployment has remained low at approximately 3%. While the Czech Republic has been experiencing a trade deficit in 1995, foreign capital inflows and tourism revenues have been strong. The Czech Parliament recently announced legislation which will allow full convertibility for current account transactions and limited convertibility for capital account transactions. In addition, the Czech government has announced that it will decrease its ownership in 53 major companies through direct sales to strategic investors.

    To provide you with a more detailed macroeconomic picture as well as further insight into why the Fund is invested in particular companies, the Investment Adviser has provided below its views on the Czech economy, a description of its investment approach, and information regarding the Fund's top ten equity positions.

    On October 12, 1995, the Fund filed a registration statement with the Securities and Exchange Commission regarding a proposed rights offering to the holders of the Fund's common stock. Pursuant to the proposed rights offering, the Fund would issue one transferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held at a subscription price which has not yet been determined.

    The Fund's net asset value is calculated weekly and published in The Wall Street Journal every Monday under the heading "Closed End Funds." The Fund's net asset value is also published in The New York Times on Mondays and in Barron's on Saturdays. The Fund is listed on the New York Stock Exchange, ticker symbol "CRF", and on the Osaka Securities Exchange.

    We thank you for your participation in the Fund. If you have any questions or would like updates on the Fund, please call our toll-free number at 1-800-421-4777. This number also provides callers with a recorded monthly update that reviews the markets in which the Fund invests as well as specific details about the Fund, its portfolio, and performance.

                              Sincerely,

                              /s/ ALAN H. RAPPAPORT
                              ---------------------
                              ALAN H. RAPPAPORT
                              CHAIRMAN

THE CZECH REPUBLIC FUND, INC. ANNUAL REPORT

PORTFOLIO MANAGER'S REPORT

    The first fiscal year of the Fund witnessed the continued restructuring and modernization of Czech industry. The following discussion provides a brief overview of the Czech economy as well as a review of key events that impacted the Czech market and the performance of the Fund for the period from the Fund's inception on September 30, 1994 through August 31, 1995.

ECONOMIC OVERVIEW

    The Czech Republic's macroeconomic fundamentals have been strong thus far in 1995 with annual GDP growth estimated at approximately 4.5%, unemployment at approximately 3.0%, and inflation between 9% and 10%. In comparison, in 1994 GDP growth was 2.6%, unemployment was 3.2%, and inflation was 10%. During the first seven months of 1995, the Czech trade deficit reached almost US$2 billion, compared to a modest trade surplus for the corresponding period last year. Efforts by Czech industries to modernize and compete with their Western counterparts have fueled increasing demand for capital equipment and raw materials. A closer look at the trade deficit reveals that at least 35% of the imported goods is attributable to the import of machinery and production equipment. During 1995, international reserves have increased significantly, spurred by direct investments, foreign capital inflows, and tourism and service revenues, and are more than sufficient to offset the trade deficit.

    With respect to currency convertibility, the Czech Parliament approved new legislation on September 26, 1995 to establish the Czech crown as a hard currency. As of October 1, 1995, current account transactions have been fully convertible.

    Since the Fund's launch, the second wave of privatization has been completed, transferring an additional 676 companies to private hands, and increasing the total number of companies privatized or partially privatized through the voucher method to approximately 1,747. Going forward, the government has announced that future privatizations will be conducted as direct sales to strategic investors rather than as IPOs or through voucher schemes. The government also recently announced its intention to further reduce its ownership in major companies in such sectors as utilities and banking.

STOCK MARKET

    Since the Fund's inception on September 30, 1994 through August 31, 1995, the PX-50, the local market index of the top 50 capitalized companies, has posted a return of -38.6% in local currency terms. In our view, the performance of the Czech market should be discussed in terms of two distinct periods: first, from the Fund's inception through June 29, 1995, and second, from June 30, 1995 through August 31, 1995.

    For the period from September 30, 1994 through June 29, 1995, the Czech market substantially declined, registering a drop of 44.3% in local currency terms. The market's decline, which accelerated between January and April, was a result of a number of factors including the following:

    - The Mexican peso crisis, which caused many foreign investors to retreat from the emerging markets, including the Czech Republic.

    - Similar to the first privatization wave, many Czechs sold off the vouchers they received from the second privatization wave at any price available.

    - Finally, initial stock market prices for the second wave of privatization companies were set above the level of market interest and their subsequent adjustment adversely impacted the market.

    However, on June 29, 1995, the PX-50 reached a bottom at 387. The Czech market made a positive turn in early July as local market participants and foreign investors responded to strong corporate earnings reports, increasingly attractive valuations, market upturns in Poland and Hungary, and the Czech Republic's continuing strong macroeconomic fundamentals. For the period from June 30, 1995 through August 31, 1995, the market was up by 9.6% in local currency terms.

    Further, investors responded positively to several changes to the market. In May 1995, the Prague Stock Exchange announced that the market will be restructured and that reporting requirements on the Exchange will become more stringent to increase trading transparency and liquidity. The restructuring of the Prague Stock Exchange will be accompanied by continuous trading in the largest and most liquid stocks. Additionally, in August eight major brokers in Prague began to publish daily volume and price information on blocks traded on and off the Prague Stock Exchange to generate greater disclosure of market trades.

INVESTMENT STRATEGY

    For the Fund's initial fiscal year, we took a cautious approach in deploying the Fund's assets in the Czech Republic in light of the market's volatility. We have pursued companies with what we believe have clear competitive strengths, strong technical, managerial and financial resources, and attractive valuations. The Fund has invested in both first and second wave privatization companies with a greater weighting in first wave stocks.

    During the initial months of investing, many of the possible companies in which the Fund could invest in the Czech Republic were expensive relative to comparable companies in other Central European countries. Thus, we chose to invest in comparable companies in Austria, Poland, Hungary and the Slovak Republic. However, as the Czech market has shown signs of recovery in recent months, we have gradually increased the Fund's allocation in Czech equities, taking advantage of the relatively attractive valuations and depressed stock prices. At present, price/earnings ratios in the Czech Republic, based on the H.N. Wood index of 60 companies, are estimated at 6.3 times 1996's estimated earnings, 10.3 times 1995's estimated earnings and 13.5 times 1994's actual earnings. Going forward, we plan to increase the Fund's allocation in Czech equities.

THE FUND'S PERFORMANCE

    For the period from September 30, 1994 through August 31, 1995, the Fund's total net asset value return was -3.85% based on its initial net asset value of $13.77, reflecting a dividend payment of $0.10 paid on January 13, 1995. The Fund significantly outperformed the PX-50, which produced a return of -36.3% in U.S. dollar terms. The total net assets of the Fund amounted to nearly US$58 million as of August 31, 1995.

    The following chart shows the Fund's geographical allocation as well as a breakdown of the number of positions held in each country as of August 31, 1995.

                                                            % OF TOTAL     NUMBER OF
                               COUNTRY                      INVESTMENTS    COMPANIES
            ---------------------------------------------   -----------    ---------
            Czech Republic...............................       73.7%          39
            Austria......................................       11.1%           5
            Poland.......................................        3.7%           3
            Hungary......................................        3.8%           3
            Slovak Republic..............................        2.9%           4

     The following is a breakdown of the Fund's sectoral allocation as of August 31, 1995.

                                    SECTOR                           % OF TOTAL INVESTMENTS
             -----------------------------------------------------   ----------------------
             Telecommunications...................................            15.3%
             Banking..............................................            11.6%
             Utilities............................................            10.9%
             Building Materials...................................             6.5%
             Investment Funds.....................................             5.8%
             Forest Products & Paper..............................             5.0%
             Construction.........................................             4.5%
             Health Care & Pharmaceuticals........................             4.4%
             Beverages & Tobacco..................................             3.8%
             Machinery & Engineering..............................             3.7%
             Electronics Components/Instruments...................             3.3%
             Metals -- Steel......................................             2.7%
             Broadcasting & Communication.........................             2.5%
             Transportation.......................................             2.3%
             Food & Household Products............................             1.1%
             Other................................................            16.6%

TOP TEN HOLDINGS IN THE CZECH REPUBLIC

    The following is a brief description of the top ten companies in which the Fund was invested as of August 31, 1995.

CZECH REPUBLIC

    SPT TELECOM is the major supplier of public telecommunications services in the Czech Republic. The company has a monopoly until the year 2000 on international and long-distance telephone services and limited competition in local telephone service. The company is also the sole provider of cellular telephone services in the Czech Republic in conjunction with US West. A joint venture between PTT Netherlands and Swiss Telecom recently acquired a 27% stake in the company.

    KOMERCNI BANKA A.S. is the largest commercial bank in the Czech Republic. Created in 1988, the bank inherited almost the entire portfolio of commercial loans to Czech industry.

    CEZ is the country's dominant electrical power producer and distributor, supplying an estimated 80% of the total electricity output in the Czech Republic. The primary activity is power production and transmission of electrical power to regional distribution companies and some corporate clients. The company is also active in other areas such as hydroelectric power and heat generation.

    TABAK A.S. KUTNA HORA is the country's sole tobacco producer. It is majority-owned by Philip Morris which spent US$150 million to increase Tabak's annual production by 30% to over 24 billion cigarettes by 1997; current production is approximately 18 billion cigarettes, of which 14% is Marlboro brand production. Petra Start and Sparta are the company's own top selling name-brands.

    BIOCEL PASKOV is the largest producer of bleached sulphate pulp in the Czech Republic with an annual capacity of 220,000 tons. The company exports 80% of its production to Western Europe. Roughly one-third of its capacity is produced chlorine-free and can be used in sanitary products and food wrappings.

    CHLUMCANSKE KERAMICKE ZAVODY is the third largest producer of ceramic tiles and a major producer of floor tiles. The company also produces kaolin, clay, feldspar, refractories and stoneware. The company has approximately 75% of the domestic floor tile market and 20% of the combined wall and floor tile domestic market.

    SEPAP is a holding company of three subsidiaries involved in the paper industry. The company is the only Czech producer of bleached sulphate pulp which is sold to other paper producers. The company also produces newsprint, sack paper and sacks, liners for corrugated board, folding boxes and wrapping paper. Assidoman of Sweden recently purchased a 30% stake in the company.

OTHER TOP HOLDINGS OUTSIDE THE CZECH REPUBLIC

    AUSTRIA MIKRO SYSTEMS is an Austrian company which designs, develops and produces application-specific integrated circuits (ASICS) for communication, automotive and industrial electronic market segments which are customer made components designed for specific customer needs.

    FLUGHAFFEN WIEN (Vienna Airport) is strategically located to participate in the growth of travel in Central Europe. The company estimates that passenger growth will be at least 8% per year until at least the year 2000. The company has been designated as a European gateway airport.

    BOHLER UDDEHOLM is located in Austria and manufactures high-grade specialty steel products which are distributed through its worldwide network.

    Going forward, 1996 will be an election year which will mean some uncertainty in the market and which may slow down the pace of reforms in the Czech Republic. However, we believe that the direction of the economic and corporate reforms is well established and we remain cautiously optimistic about the continuing recovery in the market.

/s/ PIERRE DAVIRON
------------------
PIERRE DAVIRON

PORTFOLIO MANAGER
QUEST FOR VALUE ADVISORS

PORTFOLIO OF INVESTMENTS                           THE CZECH REPUBLIC FUND, INC.
AUGUST 31, 1995

   No.
of Shares                                    Security                                 Value
---------         ---------------------------------------------------------------  -----------
                  COMMON STOCKS -- 91.60%
                  AUSTRIA -- 11.11%
                  Building Materials & Components -- 1.76%
   4,380          Weinerberger Baustoff..........................................  $ 1,029,016
                                                                                   -----------
                  Electronic Components, Instruments -- 3.30%
  11,000          Austria Mikro Systems..........................................    1,929,955
                                                                                   -----------
                  Metals Steel -- 2.22%
  18,000          Bohler Uddeholm+...............................................    1,299,167
                                                                                   -----------
                  Retail Merchandising -- 1.50%
  23,000          Baumax.........................................................      880,159
                                                                                   -----------
                  Transportation Airlines -- 2.33%
  25,000          Flughaffen Wien................................................    1,363,592
                                                                                   -----------
                  TOTAL AUSTRIA (COST $5,171,786)................................    6,501,889
                                                                                   -----------
                  CZECH REPUBLIC -- 70.04%
                  Aerospace & Military Components -- 0.76%
  11,700          Ceska Zbrojovka................................................      443,808
                                                                                   -----------
                  Banking -- 10.20%
  96,000          Komercni Banka a.s.............................................    4,926,739
  58,000          Komercni Banka a.s.-Sponsored GDR..............................    1,044,000
                                                                                   -----------
                                                                                     5,970,739
                                                                                   -----------
                  Beverages & Tobacco -- 3.78%
     675          Bohemia Sekt...................................................       61,501
  16,000          Tabak a.s. Kutna Hora..........................................    2,148,010
                                                                                   -----------
                                                                                     2,209,511
                                                                                   -----------
                  Broadcasting & Publishing -- 1.69%
      28          Bonton*+.......................................................      989,215
                                                                                   -----------
                  Building Materials & Components -- 3.56%
   9,471          Chlumcanske Keramicke Zavody...................................    1,331,364
  25,000          Sklo Union Teplice.............................................      585,720
   4,000          VERTEX.........................................................      167,348
                                                                                   -----------
                                                                                     2,084,432
                                                                                   -----------
                  Chemicals -- 1.72%
  13,636          Deza...........................................................    1,009,135
                                                                                   -----------

PORTFOLIO OF INVESTMENTS                           THE CZECH REPUBLIC FUND, INC.
AUGUST 31, 1995 (CONTINUED)

   No.
of Shares                                    Security                                 Value
---------         ---------------------------------------------------------------  -----------
                  CZECH REPUBLIC -- 70.04% (CONTINUED)
                  Construction -- 3.69%
  12,172          IPS Praha......................................................  $   973,217
   7,725          Metrostav......................................................      614,782
  14,000          Stavby Silnic a Zeleznic a.s.+.................................      572,704
                                                                                   -----------
                                                                                     2,160,703
                                                                                   -----------
                  Data Transmission -- 0.78%
  13,000          Kablo Kladno+..................................................      456,861
                                                                                   -----------
                  Forest Products & Paper -- 4.64%
  41,000          Biocel Paskov+.................................................    1,523,206
  19,000          Sepap+.........................................................    1,194,124
                                                                                   -----------
                                                                                     2,717,330
                                                                                   -----------
                  Health & Personal Care -- 1.47%
  16,000          Setuza.........................................................      862,774
                                                                                   -----------
                  Industrial Components -- 0.90%
   4,447          FAB............................................................      529,208
                                                                                   -----------
                  Investment Funds -- 5.34%
  25,000          Creditanstalt Czech Investment Fund............................      692,637
  34,187          Pojistovna Investicny Fond.....................................      650,939
  17,249          PPF Prvni Cesky Investment Fund................................      277,754
  54,500          YSE Investment Fund............................................      739,773
  50,000          Zivnobanka Investment Fund.....................................      760,506
                                                                                   -----------
                                                                                     3,121,609
                                                                                   -----------
                  Machinery & Engineering -- 3.73%
   6,269          MSA............................................................      193,502
  48,700          Prvni Brnenska Strojirna.......................................      278,907
  47,980          Skoda Plzen....................................................      963,525
  15,000          Slovacke Strojirny.............................................      228,710
  11,500          ZPS Zlin.......................................................      517,479
                                                                                   -----------
                                                                                     2,182,123
                                                                                   -----------
                  Metals Steel -- 0.47%
  24,344          Nova Hut+......................................................      271,595
                                                                                   -----------
                  Miscellaneous Materials & Components -- 0.83%
   6,500          Sklarny Kavalier...............................................      483,451
                                                                                   -----------
                  Pharmaceuticals -- 1.62%
  10,463          Leciva Praha+..................................................      947,468
                                                                                   -----------

PORTFOLIO OF INVESTMENTS                           THE CZECH REPUBLIC FUND, INC.
AUGUST 31, 1995 (CONTINUED)

   No.
of Shares                                    Security                                 Value
---------         ---------------------------------------------------------------  -----------
                  CZECH REPUBLIC -- 70.04% (CONTINUED)
                  Telecommunications Equipment -- 15.28%
  91,000          SPT Telecom....................................................  $ 8,697,286
   3,394          Telekomunikacni Montaze........................................      241,076
                                                                                   -----------
                                                                                     8,938,362
                                                                                   -----------
                  Utilities, Electrical & Gas -- 9.58%
  82,500          CEZ+...........................................................    3,221,458
  28,000          CEZ II+........................................................      896,541
   3,166          Prazska Energetika+............................................      128,924
  21,161          Prvni Severozapadni Teplarenska+...............................      675,987
  12,003          Severomoravska Energetika......................................      678,489
                                                                                   -----------
                                                                                     5,601,399
                                                                                   -----------
                  TOTAL CZECH REPUBLIC (COST $44,783,084)........................   40,979,723
                                                                                   -----------
                  HUNGARY -- 3.82%
                  Food & Household Products -- 1.14%
  13,000          Pick Szeged....................................................      670,238
                                                                                   -----------
                  Health & Personal Care -- 1.34%
  46,000          Gedeon Richter Sponsored GDR...................................      782,000
                                                                                   -----------
                  Pharmaceutical Distribution -- 1.34%
  33,000          Egis Gyogyszergiar.............................................      781,505
                                                                                   -----------
                  TOTAL HUNGARY (COST $2,296,285)................................    2,233,743
                                                                                   -----------
                  POLAND -- 3.69%
                  Automobiles -- 1.10%
  53,000          Debica.........................................................      643,334
                                                                                   -----------
                  Banking -- 1.37%
  52,000          Bank Rozwoju Eksportu..........................................      801,618
                                                                                   -----------
                  Building Materials & Components -- 1.22%
  43,000          Krosno.........................................................      713,332
                                                                                   -----------
                  TOTAL POLAND (COST $2,243,296).................................    2,158,284
                                                                                   -----------
                  SLOVAK REPUBLIC -- 2.94%
                  Construction -- 0.84%
  13,000          Vahostav Zilina................................................      490,786
                                                                                   -----------
                  Forest Products & Paper -- 0.32%
  13,000          Juhoslovenske Celulozky a Papierne.............................      187,273
                                                                                   -----------
                  Investment Funds -- 0.42%
   8,423          Creditanstalt Slovenska Investicny Fond........................      245,467
                                                                                   -----------

PORTFOLIO OF INVESTMENTS                           THE CZECH REPUBLIC FUND, INC.
AUGUST 31, 1995 (CONCLUDED)

   No.
of Shares                                    Security                                 Value
---------         ---------------------------------------------------------------  -----------
                  SLOVAK REPUBLIC -- 2.94% (CONTINUED)
                  Utilities, Electrical & Gas -- 1.36%
  12,000          Nafta Gbely....................................................  $   798,768
                                                                                   -----------
                  TOTAL SLOVAK REPUBLIC (COST $2,043,486)........................    1,722,294
                                                                                   -----------
                  TOTAL COMMON STOCK (COST $56,537,937)..........................   53,595,933
                                                                                   -----------

   Par
  (000)
---------
                  SHORT TERM OBLIGATIONS -- 8.40%
                  CZECH REPUBLIC TIME DEPOSITS -- 3.62%
   57,000   CSK   CSOB Prague 10.50%, 09/06/95 (Cost $2,119,747).................    2,119,747
                                                                                   -----------
                  UNITED STATES COMMERCIAL PAPER -- 4.78%
                  Federal National Mortgage Association 5.67%, 09/06/95 (Cost
  $ 2,800           $2,797,795)..................................................    2,797,795
                                                                                   -----------
                  TOTAL SHORT TERM OBLIGATIONS (COST $4,917,542).................    4,917,542
                                                                                   -----------
                  TOTAL INVESTMENTS (COST $61,455,479**) 100.00%.................  $58,513,475
                                                                                   ============

---------------
 * At fair value as determined by the Board of Directors.
** Aggregate cost for Federal income tax purposes is substantially the same as for book purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

          Excess of value over tax cost                       $  3,336,056
          Excess of tax cost over value                         (6,278,060)
                                                              ------------
                                                              $ (2,942,004)
                                                              =============

+ non-income producing security

CSK -- Czech crown (Ceskakoruna)

                See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES                THE CZECH REPUBLIC FUND, INC.
AUGUST 31, 1995

ASSETS:
Investments, at value (Cost $61,455,479).....................................    $ 58,513,475
Cash (including $399,464 of foreign currency holdings with a cost of
  $399,485)..................................................................       1,442,944
Receivables:
     Interest................................................................         206,314
     Dividends...............................................................         291,919
     Investments sold........................................................         251,423
Prepaid expenses.............................................................          32,464
Unamortized organizational cost..............................................         205,150
                                                                                 ------------
          Total assets.......................................................      60,943,689
                                                                                 ------------
LIABILITIES:
Payables for securities purchased............................................       2,718,268
Due to investment manager....................................................          48,440
Due to administrator.........................................................           9,688
Accrued expenses.............................................................         287,262
                                                                                 ------------
          Total liabilities..................................................       3,063,658
                                                                                 ------------
NET ASSETS...................................................................    $ 57,880,031
                                                                                 ============
NET ASSET VALUE PER SHARE ($57,880,031/4,407,134)............................          $13.13
                                                                                      =======
Net assets consist of:
Common stock, $.001 par value; 4,407,134 shares issued and outstanding
  (100,000,000 shares authorized)............................................    $      4,407
Paid-in capital..............................................................      60,689,052
Undistributed net investment income..........................................       1,159,164
Accumulated net realized loss on investments and foreign currency related
  transactions...............................................................      (1,023,093)
Net unrealized depreciation in value of investments and translation of assets
  and liabilities denominated in foreign currencies..........................      (2,949,499)
                                                                                 ------------
                                                                                 $ 57,880,031
                                                                                 ============

                See accompanying notes to financial statements.

STATEMENT OF OPERATIONS                            THE CZECH REPUBLIC FUND, INC.
FOR THE PERIOD FROM SEPTEMBER 30, 1994 (COMMENCEMENT OF
OPERATIONS) THROUGH AUGUST 31, 1995

INVESTMENT INCOME:
Interest..........................................................                $  1,858,314
Dividends (net of taxes withheld of $107,965).....................                     684,508
                                                                                  ------------
          Total investment income.................................                   2,542,822
                                                                                  ------------
EXPENSES:
Management fees...................................................   530,369
Custodian fees....................................................   148,932
Administration fees...............................................   106,074
Transfer agent fees...............................................    19,241
Directors' fees...................................................    29,734
Legal fees........................................................   104,693
Printing..........................................................    76,161
Insurance.........................................................    70,778
Audit fees........................................................    67,255
Amortization of organization cost.................................    46,250
Listing fees......................................................    16,545
Miscellaneous.....................................................    49,289
                                                                    --------
          Total expenses..........................................                   1,265,321
                                                                                  ------------
Net investment income.............................................                   1,277,501
                                                                                  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN
  CURRENCY HOLDINGS AND OTHER ASSETS AND LIABILITIES DENOMINATED
  IN FOREIGN CURRENCIES:
Net realized gain (loss) from:
Security transactions.............................................                  (1,045,113)
Foreign currency related transactions.............................                     344,396
                                                                                  ------------
                                                                                      (700,717)
                                                                                  ------------
Net unrealized depreciation in value of investments and
  translation of assets and liabilities denominated in foreign
  currencies......................................................                  (2,949,499)
                                                                                  ------------
Net realized and unrealized loss on investments, foreign currency holdings and other assets and liabilities denominated in foreign
  currencies......................................................                  (3,650,216)
                                                                                  ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                $ (2,372,715)
                                                                                  ============

                See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS                 THE CZECH REPUBLIC FUND, INC.
FOR THE PERIOD FROM SEPTEMBER 30, 1994 (COMMENCEMENT OF
OPERATIONS) THROUGH AUGUST 31, 1995

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.........................................................   $  1,277,501
Net realized loss on investments and foreign currency related transactions....       (700,717)
Net change in unrealized depreciation in value of investments and translation
  of assets and liabilities denominated in foreign currencies.................     (2,949,499)
                                                                                 ------------
     Net decrease in net assets resulting from operations.....................     (2,372,715)
                                                                                 ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ($0.10 per share).......................................       (440,713)
                                                                                 ------------
     Decrease in net assets from distributions................................       (440,713)
                                                                                 ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from issuance of 4,400,000 shares (net of $4,312,000 of underwriting
  discount)...................................................................     61,688,000
Offering costs charged to paid-in capital.....................................     (1,094,560)
                                                                                 ------------
     Net increase in net assets from capital share transactions...............     60,593,440
                                                                                 ------------
          Total increase in net assets........................................     57,780,012
                                                                                 ------------
NET ASSETS:
Beginning of period (7,134 shares)............................................        100,019
                                                                                 ------------
End of period (including undistributed net investment income of $1,159,164)...   $ 57,880,031
                                                                                 ============

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS                               THE CZECH REPUBLIC FUND, INC.
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
FOR THE PERIOD SEPTEMBER 30, 1994 (COMMENCEMENT OF
OPERATIONS) THROUGH AUGUST 31, 1995

PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period........................................     $  13.77(1)
                                                                                   --------
  Net investment income.......................................................         0.29
  Net realized and unrealized loss on investments, foreign currency holdings, and translation of other assets and liabilities denominated in foreign
     currencies...............................................................        (0.83)
                                                                                   --------
  Net decrease from investment operations.....................................        (0.54)
                                                                                   --------
Less distributions:
  Dividends from net investment income........................................        (0.10)
                                                                                   --------
  Total dividends and distributions...........................................        (0.10)
                                                                                   --------
  Net asset value, end of period..............................................     $  13.13
                                                                                   ========
Per share market value, end of period.........................................     $ 12.125
TOTAL INVESTMENT RETURN BASED ON MARKET VALUE(2)..............................       (12.80)%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)........................................     $ 57,880
  Ratio of expenses to average net assets.....................................         2.39%(3)
  Ratio of net investment income to average net assets........................         2.41%(3)
  Portfolio turnover..........................................................        20.39%

------------------------

(1) Initial public offering price $15.00 per share less underwriting discount of $0.98 per share and offering costs of $0.25 per share.

(2) Total investment return is calculated assuming a purchase of common stock at the offering price of $15.00 per share less sales commission of $0.98 per share on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized.

(3) Annualized.

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS                      THE CZECH REPUBLIC FUND, INC.
AUGUST 31, 1995

NOTE A:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     The Czech Republic Fund, Inc. (the "Fund") was incorporated in Maryland on March 3, 1994 and commenced operations on September 30, 1994. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end non-diversified management investment company. Prior to commencing its operations on September 30, 1994, the Fund had no activities other than the sale of an aggregate of 7,134 shares of its common stock to Oppenheimer & Co., Inc., ("Oppenheimer") and Oppenheimer Capital, for an aggregate purchase price of $100,019. At August 31, 1995, Oppenheimer owned 3,567 shares and Oppenheimer Capital owned 3,567 shares of the Fund's common stock.

SIGNIFICANT ACCOUNTING POLICIES ARE AS FOLLOWS:

     PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. In instances where market quotations are not readily available or a price determined above is deemed not to represent fair market value, the price is determined in such manner as the Board of Directors may prescribe. Securities totalling $989,215 (1.71% of net assets) at August 31, 1995 were valued in this manner. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. The net asset value per share of the Fund is calculated weekly and at the end of each month.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date or when known. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

     TAX STATUS: No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all federal income and excise taxes.

     The characterization of distributions made during the year from net investment income or net realized gains for financial reporting purposes may differ from their ultimate characterization for Federal income tax purposes.

     Net investment income and realized capital gains differ for financial statement and tax purposes primarily because of the Fund's election to defer $1,026,108 of net realized capital losses arising

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)       THE CZECH REPUBLIC FUND, INC.
AUGUST 31, 1995

after October 31, 1994. In accordance with U.S. Treasury regulations, such losses are treated for tax purposes as arising on September 1, 1995.

     The tax treaty entered into between the United States and the Czech Republic (the "Treaty") provides protection from Czech taxation in certain circumstances. The benefits allowed under the Treaty will apply, without limitation, if the Fund is a tax resident in the United States, does not have a permanent establishment in the Czech Republic and, with respect to the Fund's shares, there is "substantial and regular trading on a recognized securities exchange." The following benefits are provided under the Treaty:

         (i) dividends received from Czech securities will generally be subject to a withholding tax at a rate of 15%, and at a lesser rate of 5% if the holder has a beneficial ownership interest of 10% or more of the voting shares of the issuer;

         (ii) interest received from such investments will not be subject to withholding taxes in the Czech Republic;

        (iii) capital gains of the Fund from Czech securities will not be taxed in the Czech Republic.

     Based upon current circumstances, the Fund believes it is entitled to the benefits of the Treaty and accordingly recognizes withholding taxes based upon the applicable Treaty rates. However, there is no history of regulatory or legal interpretation of the Treaty by Czech authorities and there can be no assurance that the benefits of the Treaty will be available to the Fund. If the benefits of the Treaty were not available to the Fund, the Fund would be subject to tax under Czech domestic tax law which provides that the capital gains on certain sales of shares and securities in Czech corporations are subject to Czech taxation at the rate of 41%. (On January 1, 1996 this rate is scheduled to be reduced to 39%.) In addition, the Fund would be subject to withholding of 25% on dividend and interest payments received with respect to Czech investments.

     The Fund believes that dividend income in the Slovak Republic, Austria, Hungary and Poland is subject to the applicable withholding tax rates, which currently are up to 15% and that capital gains on the sale of securities of companies domiciled in such countries are not subject to taxation in such countries. Certain of these rates are based upon applicable treaties between the United States and such countries. Such treaties may be subject to certain of the risks and considerations described above with respect to the Treaty. At present, the aforementioned countries do not impose a withholding tax on interest income earned.

     FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

         (i) market value of investment securities, assets and liabilities at the current rates of exchange on the valuation date; and

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)       THE CZECH REPUBLIC FUND, INC.
AUGUST 31, 1995

        (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange.

     The Fund does not generally isolate the effect of fluctuations in foreign currency rates from the effect of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign currency gains or losses for both financial reporting and federal income tax purposes. The Fund reports certain realized gains and losses on foreign currency related transactions as components of realized gain and loss for financial reporting purposes, whereas such components are included in or are a reduction of ordinary income for Federal income tax purposes.

     Foreign security and currency transactions involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets, the possibilities of political or economic instability, and the fact that foreign securities markets may be smaller and less developed.

     DISTRIBUTION OF INCOME AND GAINS: The Fund intends to distribute annually to shareholders, substantially all of its net investment income, including foreign currency gains, and normally to distribute annually any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). An additional distribution may be made to the extent necessary to avoid payment of a 4% Federal excise tax.

     Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

     During the period ended August 31, 1995, the Fund reclassified $322,376 from accumulated net realized gain on investments and foreign currency related transactions to undistributed net investment income as a result of permanent book and tax differences relating primarily to foreign currency gains. Net investment income and net assets were not affected by the change.

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)       THE CZECH REPUBLIC FUND, INC.
AUGUST 31, 1995

     OTHER: Costs incurred by the Fund in connection with its organization are being amortized on a straight-line basis over a five-year period beginning with the commencement of operations of the Fund.

NOTE B:  MANAGEMENT, INVESTMENT ADVISORY, AND ADMINISTRATIVE SERVICES

     The Investment Manager is Advantage Advisers, Inc., a subsidiary of Oppenheimer (the "Investment Manager"), the Investment Adviser is Quest for Value Advisors, an affiliate of Oppenheimer (the "Investment Adviser"), and the Regional Adviser is BAI Fondsberatung GmbH, an affiliate of Bank Austria Aktiengesellschaft (the "Regional Adviser"). Pursuant to a Management Agreement, the Investment Manager supervises the Fund's investment program, including advising and consulting with the Investment Adviser regarding the Fund's overall investment strategy. Pursuant to an Investment Advisory Agreement, the Investment Adviser is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective and policies. Pursuant to a Regional Advisory Agreement, the Regional Adviser furnishes advice and makes recommendations to the Investment Adviser regarding the purchase, sale or holding of particular Czech and Central European securities and provides research and statistical data to the Investment Adviser. The Regional Adviser is not responsible, nor has discretionary authority, for the actual investment decisions of the Fund. For its services, the Investment Manager receives a monthly fee at an annual rate of 1.00% of the Fund's average weekly net assets and the Investment Adviser and Regional Adviser each receive from the Investment Manager a monthly fee at an annual rate of 0.40% and 0.20%, respectively, of the Fund's average weekly net assets. For the period ended August 31, 1995, fees paid or accrued to the Investment Manager amounted to $530,369. Of this amount, $212,147 and $106,074, were paid or payable to the Investment Adviser and Regional Adviser, respectively.

     Oppenheimer serves as the Fund's Administrator (the "Administrator") pursuant to the terms of an Administration Agreement. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets. For the period ended August 31, 1995, these fees amounted to $106,074. The Administrator subcontracts certain of the services it is required to perform under the Administration Agreement to PFPC Inc.

     The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager, the Investment Adviser, the Regional Adviser, the Administrator or any affiliate thereof an annual fee of $5,000 plus up to $700 for each Board of Directors meeting attended. In addition, the Fund reimburses all directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE C:  PORTFOLIO ACTIVITY

     Purchases and sales of securities other than short-term obligations aggregated $64,681,285 and $7,170,395, respectively, for the period ended August 31, 1995.

NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)       THE CZECH REPUBLIC FUND, INC.
AUGUST 31, 1995

NOTE D:  TRANSACTIONS WITH AFFILIATES

     Oppenheimer, an affiliate of the Investment Manager and the Investment Adviser, participated in the underwriting group as underwriter in the Fund's initial offering of common stock. Oppenheimer informed the Fund that it received $808,013 and $304,442 in sales commissions and management fees, respectively, in connection with the initial offering of common stock.

NOTE E: QUARTERLY RESULTS OF OPERATIONS (UNAUDITED):

                                                                                      NET REALIZED &
                                                                                     UNREALIZED GAIN           NET INCREASE
                                                                                        (LOSS) ON              (DECREASE) IN
                                                                                   INVESTMENTS, FOREIGN         NET ASSETS
                                          INVESTMENT           NET INVESTMENT       CURRENCY & RELATED        RESULTING FROM
                                            INCOME                 INCOME              TRANSACTIONS             OPERATIONS
                                      ------------------     ------------------    --------------------     -------------------
                                       TOTAL       PER        TOTAL       PER       TOTAL         PER        TOTAL        PER
                                       (000)      SHARE       (000)      SHARE      (000)        SHARE       (000)       SHARE
                                      -------     ------     -------     ------    --------     -------     --------    -------
November 30, 1994*.................   $   473     $ 0.11     $   224     $ 0.05    $ (1,499)    $ (0.34)    $ (1,275)   $ (0.29)
February 28, 1995..................       658       0.15         327       0.07      (2,481)      (0.56)      (2,154)     (0.49)
May 31, 1995.......................       698       0.16         390       0.09      (1,098)      (0.25)        (708)     (0.16)
August 31, 1995....................       714       0.16         337       0.08       1,427        0.32        1,764       0.40
                                      -------     ------     -------     ------    --------     -------     --------    -------
                                      $ 2,543     $ 0.58     $ 1,278     $ 0.29    $ (3,651)    $ (0.83)    $ (2,373)   $ (0.54)
                                       ======      =====      ======      =====    ========      ======     ========     ======

---------------

* From commencement of operations on September 30, 1994

NOTE F:  SUBSEQUENT EVENT

     On October 12, 1995, the Fund filed a registration statement with the Securities and Exchange Commission regarding a proposed rights offering to holders of the Fund's common stock. Pursuant to the proposed rights offering, the Fund would issue one transferable right for each share of common stock owned, entitling shareholders to the opportunity to acquire one newly issued share of common stock for every three rights held at a subscription price which has yet to be determined.

NOTE G:  OTHER

     At August 31, 1995, substantially all of the Fund's net assets were invested in securities of issuers in the Czech Republic and other Central European countries. The Czech Republic and Central European securities markets are substantially smaller, less developed, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund involve special risks and considerations not present with respect to U.S. securities.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
and Shareholders of
The Czech Republic Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Czech Republic Fund, Inc. (the "Fund") at August 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the period September 30, 1994 (commencement of operations) through August 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 1995 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
October 17, 1995

                             DIVIDEND REINVESTMENT
                             AND CASH PURCHASE PLAN

     The Fund intends to distribute annually to shareholders substantially all of its net investment income, and normally to distribute any net realized capital gains annually. Net investment income for this purpose is income other than net realized long- and short-term capital gains net of expenses.

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholders by State Street Bank and Trust Company as dividend paying agent. In the case of shareholders, such as banks, brokers and nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

     The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

     Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's common stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about September 15. Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

     There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

     The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 8209, Boston, Massachusetts 02266-8209.

                          U.S. FEDERAL TAXATION NOTICE

The Fund paid foreign taxes of $107,965 during the fiscal period ended August 31, 1995 which it intends to pass through pursuant to Section 853 of the U.S. Internal Revenue Code to its shareholders. During the same period the Fund distributed $548,678 of foreign source income.

                              Investment Manager:
                            ADVANTAGE ADVISERS, INC.

                              Investment Adviser:
                            QUEST FOR VALUE ADVISORS

                               Regional Adviser:
                             BAI FONDSTERATUNG GMBH

                                 Administrator
                            OPPENHEIMER & CO., INC.

                      Custodian, Transfer Agent, Registrar
                      STATE STREET BANK AND TRUST COMPANY





                         THE CZECH REPUBLIC FUND, INC.


                                 Annual Report
                                August 31, 1995







                            ADVANTAGE ADVISERS, INC.